UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania		38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On November 1, 2013, at 12:01 a.m., Eastern Time, and pursuant to the Amended and Restated Agreement and Plan of Consolidation (the “Agreement”), dated as of April 24, 2013 by and between Riverview Financial Corporation (“Riverview”) and Union Bancorp, Inc. (“Union”), a new Pennsylvania corporation, named “Riverview Financial Corporation” (the “Corporation”), was formed as a result of the completion of the consolidation of Riverview and Union, and each outstanding share of common stock of Riverview and Union was converted into 1.0 and 1.95 shares of the Corporation’s common stock, respectively.

On November 1, 2013, at 12:02 a.m., Eastern Time, Union Bank and Trust Company, previously the wholly-owned subsidiary of Union, was merged with and into Riverview Bank, with Riverview Bank surviving as a wholly-owned subsidiary of the Corporation. Riverview Bank was previously the wholly-owned subsidiary of the Riverview.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

As a result of the consolidation, on November 1, 2013, the following individuals were appointed as officers of the corporation: Robert M. Garst - Chief Executive Officer; Kirk D. Fox- President; and Terry M. Wasko - Chief Financial Officer. Each of these individuals had employment agreements with Riverview that were assumed by the Corporation. A description of the background and experience of each of these officers, as well as the terms of their respective employment agreements, is incorporated by reference from the Registration Statement on Form S-4 (Registration No. 333-188193), as amended (the “Registration Statement”).

Also as a result of the consolidation, on November 1, 2013, the following individuals became directors of the Corporation and were assigned to the indicated classes and terms:

Class I directors to serve until the 2014 shareholders’ meeting:

James G. Ford, II

Robert M. Garst

Howard R. Greenawalt

William C. Yaag

Class II directors to serve until the 2015 shareholders’ meeting:

Daniel R. Blaschak

Joseph D. Kerwin

John M. Schrantz

David A. Troutman

Class III directors to serve until the 2016 shareholders’ meeting:

Felix E. Bartush, Jr.

Albert J. Evans

Arthur M. Feld

Kirk D. Fox

R. Keith Hite

David W. Hoover

The committee assignments for these directors are as follows:

Executive Committee:	D. Hoover, Chair
J. Schrantz, R. Garst, K. Fox

ALCO:	A. Feld, Chair
J. Ford, J. Kerwin
D. Troutman
M. Greenawalt
W. Yaag

Audit:	K. Hite., Chair
A. Feld
J. Kerwin
D. Blaschak

Insurance:	J. Ford, Chair
R. Garst
K. Fox

Loan:	D. Troutman, Chair
K. Hite
D. Hoover
J. Schrantz
J. Ford
R. Garst
K. Fox
F. Bartush

Governance:	J. Schrantz, Chair
A. Feld
J. Kerwin
D. Troutman

Strategic Planning:	K. Hite, Chair
R. Garst
K. Fox

Trust:	B.J. Evans, Chair
M. Greenawalt
F. Bartush
D. Blaschak
W.Yaag

Compensation:	J. Kerwin, Chair
D.Hoover
J. Schrantz.

Item 8.01.	Other Events.

On November 1, 2013, the Corporation issued a press release announcing the completion of the consolidation. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

The required financial statements will be filed no later than 71 days after the date that this Form 8-K report is required to be filed (January 17, 2013).

(b)	Pro Forma Financial Information

The required pro forma information will be filed no later than 71 days after the date that this Form 8-K report is required to be filed (January 17,2013). An unaudited pro forma combined income statement for the year ended December 31, 2012 is contained in the Registration Statement and is incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: November 4, 2013	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 1, 2013.